Exhibit 99.1
nCino Announces Preliminary First Quarter Fiscal Year 2026 Financial Results Exceed Top End of Guidance

WILMINGTON, NC, May 20, 2025 - nCino, Inc. (NASDAQ: NCNO), the leading provider of intelligent, best-in-class banking solutions, today announced that preliminary financial results for its first quarter ended April 30, 2025, exceed the top end of previously disclosed financial guidance ranges for Total Revenues, Subscription Revenues, and non-GAAP Operating Income.

The Company will report its first quarter fiscal 2026 results after the market closes on Wednesday, May 28, 2025. The results for the metrics disclosed above in this press release are preliminary, unaudited and subject to change.

Upcoming Investor Day
nCino will be hosting its Investor Day later today, May 20, 2025 at 1:00 p.m. ET. Investor Day will be webcast live on the Company’s Investor Relations website:
https://investor.ncino.com/events/event-details/ncino-investor-day

A replay of the event and related presentation materials will also be made available on the Company’s Investor Relations website.

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About nCino
nCino (NASDAQ: NCNO) is powering a new era in financial services. The Company was founded to help financial institutions digitize and reengineer business processes to boost efficiencies and create better banking experiences. With over 2,700 customers worldwide - including community banks, credit unions, independent mortgage banks, and the largest financial entities globally - nCino offers a trusted platform of best-in-class, intelligent solutions. By integrating artificial intelligence and actionable insights into its platform, nCino is helping financial institutions consolidate legacy systems to enhance strategic decision-making, improve risk management, and elevate customer satisfaction by cohesively bringing together people, AI and data. For more information, visit www.ncino.com.

INVESTOR CONTACT
Harrison Masters
Harrison.masters@ncino.com

Media Contacts
Natalia Moose
press@ncino.com

Forward-Looking Statements:
This press release contains forward-looking statements about nCino's expectations for its announced financial and operating results for the three months ended April 30, 2025. Forward-looking statements generally include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions and the negatives thereof. Any forward-looking statements contained in this press release are based upon nCino’s historical performance and its current plans, estimates, and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent nCino’s expectations as of the date of this press release. Subsequent events may cause these expectations to change and, except as may be required by law, nCino does not undertake any obligation to update or revise these forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially including, but not limited to risks associated with (i) adverse changes in the financial services industry, including as a result of customer consolidation or bank failures; (ii) adverse changes in economic, regulatory, or market conditions, including as a direct or indirect consequence of higher interest rates; (iii) risks associated with acquisitions we undertake, (iv) breaches in our security measures or unauthorized access to our customers’ or their clients' data; (v) the accuracy of management’s assumptions and estimates; (vi) our ability to attract new customers and succeed in having current customers expand their use of our solution, including in connection with our migration to an asset-based pricing model; (vii) competitive factors, including pricing pressures and migration to asset-based pricing, consolidation among competitors, entry of new competitors, the launch of new products and marketing initiatives by our competitors, and difficulty securing rights to access or integrate with third party products or data used by our customers; (viii) the rate of adoption of our newer solutions and the results of our efforts to sustain or expand the use and adoption of our more established solutions; (ix) fluctuation of our results of operations, which may make period-to-period comparisons less meaningful; (x) our ability to manage our growth effectively including expanding outside of the United States; (xi) adverse changes in our relationship with Salesforce; (xii) our ability to successfully acquire new companies and/or integrate acquisitions into our existing organization; (xiii) the loss of one or more customers, particularly any of our larger customers, or a reduction in the number of users our customers purchase access and use rights for; (xiv) system unavailability, system performance problems, or loss of data due to disruptions or other problems with our computing infrastructure or the infrastructure we rely on that is operated by third parties; (xv) our ability to maintain our corporate culture and attract and retain highly skilled employees; and (xvi) the outcome and impact of legal proceedings and related fees and expenses.